Exhibit 32.1
CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Weber Inc. for the period ending September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan D. Matula, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Weber Inc.

Date: December 14, 2022	By:	/s/ Alan D. Matula
Alan D. Matula
Interim Chief Executive Officer (As Principal Executive Officer)